Post-employment benefit obligations	12 Months Ended
Dec. 31, 2023
Post-employment benefit obligations
Post-employment benefit obligations

15. Post-employment benefit obligations

The Company maintains two non-contributory defined benefit pension plans covering substantially all employees at its U.S. operating subsidiary, U.S. Silver – Idaho, Inc. One plan covers salaried employees and one plan covers hourly employees. Benefits for the salaried plan are based on salary and years of service. Hourly plan benefits are based on negotiated benefits and years of service. The Company’s funding policy is to contribute annually the minimum amount prescribed, as specified by applicable regulations. The expected average service life of the active plan participants as at December 31, 2023 is approximately 9 years.

The amounts recognized in the consolidated statements financial position are as follows:

	December 31,	December 31,
	2023	2022

Present value of funded obligations	26,176	25,652
Fair value of plan assets	19,639	18,683
Deficit of funded plans	$6,537	$6,969

The movements in the defined benefit obligations are as follows:

	December 31,	December 31,
	2023	2022

Obligations, beginning of year	$25,652	$33,646
Current service costs	462	857
Interest costs	1,217	899
Benefits paid	(1,272)	(1,243)
Actuarial loss (gain)	117	(8,507)
Obligations, end of year	$26,176	$25,652

The movements in the fair value of plan assets are as follows:

	December 31,	December 31,
	2023	2022

Assets, beginning of year	$18,683	$22,780
Return on assets	912	617
Actuarial gain (loss)	995	(3,857)
Employer contributions	321	386
Benefits paid	(1,272)	(1,243)
Assets, end of year	$19,639	$18,683

The amounts recognized in the consolidated statements of loss and comprehensive loss are as follows:

	December 31,	December 31,	December 31,
	2023	2022	2021

Current service costs, interest costs, and return on assets included in cost of sales	$767	$1,139	$1,240

The principal actuarial assumptions are as follows:

	December 31,	December 31,	December 31,
	2023	2022	2021

Discount rate (expense)	5.00%	2.75%	2.50%
Discount rate (year end disclosures)	4.75%	5.00%	2.75%
Future salary increases (salaried plan only)	5.00%	5.00%	5.00%

A 1% decrease in discount rate would have resulted in approximately $3.6 million increase in the defined benefit obligation from $26.2 million to $29.8 million as at December 31, 2023 (2022: $3.4 million increase in the defined benefit obligation from $25.7 million to $29.1 million). A 1% increase in future salary increases would have resulted in approximately $0.1 million increase in the defined benefit obligation from $26.2 million to $26.3 million as at December 31, 2023 (2022: $0.1 million increase in the defined benefit obligation from $25.7 million to $25.8 million).

Plan assets are fully comprised of pooled or mutual funds. The expected return on plan assets at 4.9% (2022: 2.7%) is determined by considering the expected returns available on the assets underlying the current investment policy. Expected yield on fixed interest investments is based on gross redemption yields as at the end of the reporting period. Expected returns on equity investments reflect long-term real rates of return in the market.

Expected contributions to pension benefit plans for the year ended December 31, 2024 are approximately $1.5 million, inclusive of contributions for fiscal 2023 of $0.6 million. For the year ended December 31, 2023, the actuarial gains charged to other comprehensive income are $0.9 million (2022 and 2021: actuarial gains of $4.7 million and $2.5 million, respectively).